4



                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549





                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





     Date of Report (Date of earliest event reported):  October 23, 1996





                                U S WEST, Inc.
            (Exact name of registrant as specified in its charter)


A  Delaware  Corporation       Commission File     IRS Employer Identification
(State  of  incorporation)          Number  1-8611          No.  84-0926774



              7800 East Orchard Road, Englewood, Colorado 80111
         (Address of principal executive offices, including Zip Code)

                       Telephone Number (303) 793-6500
             (Registrant's telephone number, including area code)

Item  5.    Other  Events

On October 23, 1996, U S WEST Communications Group released its third quarter earnings results. In addition, U S WEST Media Group released its third quarter earnings results on October 25, 1996. The releases and financial statements are attached hereto as Exhibits.


Item  7.    Exhibits

Exhibit          Description

4A Purchase Agreement, dated as of October 24, 1996, by and among U S WEST Financing II, U S WEST, Inc., and U S WEST Capital Funding, Inc. with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner and Smith Incorporated and each of the Underwriters named therein.

4B         Amended and Restated Declaration of Trust of U S WEST Financing II,
dated as of October 24, 1996, by and among, U S WEST, Inc. and the Trustees named therein.

4C          Third Supplemental Indenture, dated as of October 24, 1996, by and among U S WEST Capital Funding, Inc., U S WEST, Inc. and Norwest Bank Minnesota, National Association, as Trustee.

4D     Preferred Securities Guarantee Agreement, dated as of October 29, 1996,
by    U  S  WEST,  Inc.  and  The  First  National  Bank  of Chicago, National
Association,  as  Trustee  for  the  benefit  of  the  Holders.

27          Financial  Data  Schedule.

99A      Press Release issued October 23, 1996 concerning the earnings results of  U  S  WEST  Communications  Group  for  the  third  quarter  of  1996.

99A.1       Unaudited Combined Statements of Income of U S WEST Communications
Group for the quarters ended September 30, 1995 and 1996, filed in connection with the Press Release dated October 23, 1996.

99A.2     Unaudited Earnings Normalization Schedule of U S WEST Communications
Group for the quarters ended September 30, 1995 and 1996, filed in connection with the Press Release dated October 23, 1996.

99A.3        Unaudited Selected Combined Group Data of U S WEST Communications
Group for the quarters ended September 30, 1995 and 1996, filed in connection with the Press Release dated October 23, 1996.

99A.4       Unaudited Combined Balance Sheets of U S WEST Communications Group
for the quarter ended September 30, 1996 and year ended December 31, 1995, filed in connection with the Press Release dated October 23, 1996.

99A.5          Unaudited  Combined  Statements  of  Cash  Flows  of  U  S WEST
Communications Group for the nine-months periods ended September 30, 1995 and 1996, filed in connection with the Press Release dated October 23, 1996.

99A.6      Unaudited Statements of Income of U S WEST Communications, Inc. for
the nine-months periods ended September 30, 1995 and 1996, filed in connection with the Press Release dated October 23, 1996.

99B      Press Release issued October 25, 1996 concerning the earnings results of  U  S  WEST  Media  Group  for  the  third  quarter  of  1996.

99B.1      Unaudited Combined Statements of Income of U S WEST Media Group for
the quarters and nine-months periods ended September 30, 1995 and 1996, filed in connection with the Press Release dated October 25, 1996.

99B.2       Unaudited Selected Combined Group Data of U S WEST Media Group for
the quarters and nine-months periods ended September 30, 1995 and 1996, filed in connection with the Press Release dated October 25, 1996.

99B.3        Unaudited Combined Balance Sheets of U S WEST Media Group for the
quarter ended September 30, 1996, and the year ended December 31, 1995, filed in connection with the Press Release dated October 25, 1996.

99B.4      Unaudited Combined Statements of Cash Flows of U S WEST Media Group
for the nine-months periods ended September 30, 1995 and 1996, filed in connection with the Press Release dated October 25, 1996.

99B.5        Unaudited Selected Proportionate Data of U S WEST Media Group for
the quarters and nine-months periods ended September 30, 1995 and 1996, filed in connection with the Press Release dated October 25, 1996.

99C.1        Unaudited Consolidated Statements of Income of U S WEST, Inc. for
the  quarters  and  nine-months  periods  ended  September  30, 1995 and 1996.

99C.2          Unaudited Consolidated Balance Sheets of U S WEST, Inc. for the
quarter  ended  September  30,  1996  and  the  year  ended December 31, 1995.

99C.3        Unaudited Consolidated Statements of Cash Flows of U S WEST, Inc.
for  the  nine-months  periods  ended  September  30,  1995  and  1996.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     U  S  WEST,  Inc.

/s/  STEPHEN  E.  BRILZ
By:___________________________
Stephen  E.  Brilz
Assistant  Secretary
Dated:    October  28,  1996